UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2014

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2014, in connection with the execution of the Agreement and Plan of Merger, dated as of July 27, 2014, among Family Dollar Stores, Inc. (the “Company”), Dollar Tree, Inc. (“Dollar Tree”) and Dime Merger Sub, Inc. (the “Merger Agreement”), the Company, Dollar Tree and Howard R. Levine entered into a retention letter (the “Retention Letter”) that, contingent on the occurrence of the Effective Time (as defined in the Merger Agreement), amends Mr. Levine’s existing employment agreement with the Company, dated as of December 28, 2012 (the “Employment Agreement”).

The Retention Letter provides that, following the Effective Time, Mr. Levine will continue to serve as the Chief Executive Officer of the Company, reporting directly to the Chief Executive Officer of Dollar Tree. In addition, pursuant to the Merger Agreement, Dollar Tree will nominate Mr. Levine to its Board of Directors at the Effective Time.

Pursuant to the Retention Letter, following the Effective Time, Mr. Levine will (a) receive an annual base salary of at least $1,150,000, (b) receive an annual target incentive opportunity under the terms of Dollar Tree’s Management Incentive Compensation Plan of at least 100% of his annual base salary, which will be based in part on performance measures related to the Company, (c) receive, for periods of his employment following August 31, 2015, an annual long-term performance plan grant with a target opportunity of $600,000 and an annual restricted stock unit performance based grant of $2,000,000 (with the first such grants to be made no later than Dollar Tree’s regular 2016 grant cycle) and (d) be eligible to participate in the other compensation and employee benefit plans applicable to similarly situated executives of Dollar Tree. Dollar Tree has also agreed that it will, following the Effective Time, reimburse reasonable legal fees incurred by Mr. Levine in connection with the negotiation of the retention letter, up to a maximum of $45,000.

Additionally, during the period from the Effective Time until the second anniversary thereof (the “Second Anniversary”), Mr. Levine has agreed to waive his right to terminate his employment for good reason under his Employment Agreement based on certain changes to his position as a result of the Merger (as defined in the Merger Agreement). He would still be entitled to receive the change in control severance benefits provided under his Employment Agreement and all then outstanding unvested equity awards that were granted to Mr. Levine prior to the Effective Time would vest in full if his employment were terminated by the Company without cause, by him under the clauses of his “Good Reason” definition that he did not waive (including a material breach of the Company’s obligations under the Retention Letter and his ceasing to serve on the Board of Directors of Dollar Tree due to Dollar Tree’s failure to nominate him) or by reason of his death or disability during such two-year period.

Mr. Levine has also agreed to waive certain other rights under the Employment Agreement, including a reimbursement for taxes under Section 409A of the Internal Revenue Code, and has agreed that the Employment Agreement will terminate immediately following the Second Anniversary (except in respect of the restrictive covenants contained therein). In consideration for the foregoing, Mr. Levine will be entitled to the change-in-control severance benefits and equity award acceleration described above upon any termination of employment at or following the Second Anniversary, subject to his execution of a release of claims and his continued compliance with the restrictive covenants set forth in his Employment Agreement.

The Retention Letter also provides that, during the 30-month period following the Effective Time, Mr. Levine will not sell, pledge or transfer in any way any shares of common stock of Dollar Tree (“Dollar Tree Shares”) received in the Merger (subject to certain exceptions for corporate transactions approved by the Board of Directors of Dollar Tree and philanthropic or estate planning purposes). Notwithstanding the foregoing, however, on the first anniversary of the Effective Time and on each six-month anniversary thereafter, 25% of the Dollar Tree Shares held by Mr. Levine as of the Effective Time shall cease to be subject to the transfer restrictions described in the previous sentence.

The foregoing does not constitute a complete summary of the terms of the Retention Letter, and reference is made to the complete text of the Retention Letter that is attached hereto as Exhibit 10.1. The Retention Letter is incorporated herein by reference.

Item 8.01	Other Events.

On July 28, 2014, (i) Dollar Tree hosted a conference call with market analysts and (ii) the Company held a town hall meeting with employees, in each case regarding the Merger and related matters. Copies of the transcripts of each of the foregoing are attached hereto as Exhibit 99.1 and 99.2 respectively, and are incorporated herein by reference.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, Dollar Tree will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a proxy statement of Family Dollar that also constitutes a prospectus of Family Dollar. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree will be available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Participants in the Solicitation

Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Dollar Tree’s and Family Dollar’s directors and executive officers in their respective definitive proxy statements filed with the SEC on May 12, 2014 and December 6, 2013, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects and timing of the proposed transaction, future financial and operating results, and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed merger include, among others: the risk that Family Dollar’s stockholders do not approve the merger; the risk that regulatory approvals required for the merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction is not obtained; the risk that the other conditions to the closing of the merger are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist shareholders to the merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the merger; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Dollar Tree or Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Dollar Tree’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013, Dollar Tree’s Quarterly Report on Form 10-Q for the quarter ended May 3, 2014, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2014, and other reports filed by Dollar Tree and Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Dollar Tree and Family Dollar, undertake no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Retention Letter, dated as of July 27, 2014, among Family Dollar Stores, Inc., Dollar Tree, Inc. and Howard R. Levine

Exhibit 99.1	Dollar Tree Conference Call Transcript, dated as of July 28, 2014

Exhibit 99.2	Family Dollar Employee Town Hall Meeting Transcript, dated as of July 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: July 28, 2014	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President, General Counsel and
Secretary